               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                   FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES AND EXCHANGE ACT OF 1934


Date of report (Date of Earliest Event Reported)       January 27, 1998
                                                --------------------------------

                            STATE OF THE ART, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                                  California
--------------------------------------------------------------------------------
        (State or other jurisdiction of incorporation or organization)

                0-19155                                   95-3664592
         ---------------------              ------------------------------------
         (Commission File No.)              (I.R.S. Employer Identification No.)


56 Technology Drive, Irvine, California                      92618
----------------------------------------                  ----------
(Address of principal executive offices)                  (Zip Code)

                                 714-753-1222
--------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

     On January 27, 1998, State of the Art, Inc., released the press release attached to this report and labelled Exhibit 99, which is incorporated herein by this reference.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         STATE OF THE ART, INC.

February 2, 1998                         By: /s/ James R. Eckstaedt
                                             ----------------------------------
                                             James R. Eckstaedt
                                             Vice President, Finance,
                                             Chief Financial Officer & Secretary



                                 EXHIBIT INDEX
                                 -------------

Exhibit
Number                           Description
-------                          -----------
   99 Press release dated January 27, 1998, filed "State of the Art Reports Record Revenues in Fourth Quarter and Fiscal Year 1997."